UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________________

FORM 8-K

______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  December 2, 2014

PBF ENERGY INC.
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-186007	27-2198168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification Number)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

Contribution Agreement

On December 2, 2014, PBF Energy Company LLC ("PBF LLC"), a subsidiary of PBF Energy Inc. ("PBF Energy" or together with its consolidated subsidiaries, the "Company"), entered into a Contribution Agreement with PBF Logistics LP (the "Partnership"), a consolidated subsidiary of PBF Energy. Pursuant to the Contribution Agreement, PBF LLC has agreed to contribute to the Partnership all of the issued and outstanding limited liability company interests of Toledo Terminaling Company LLC ("TTC"), for total consideration payable to PBF LLC of $150 million, consisting of $135 million of cash and $15 million of Partnership common units, or 620,935 common units.  The cash consideration will be funded by the Partnership with the proceeds from the sale of $30 million in marketable securities and $105 million in borrowings under the Partnership's revolving credit facility. The Partnership will borrow an additional $30 million under its revolving credit facility to repay $30 million of its outstanding term loan in order to release the $30 million in marketable securities that had collateralized the Partnership’s term loan.

TTC's assets will consist of a tank farm and related facilities located at PBF Energy's Toledo refinery, including a propane storage and loading facility. As part of the transactions contemplated by the Contribution Agreement, PBF Holding Company LLC (“PBF Holding”), a wholly-owned subsidiary of PBF LLC, will distribute all of the equity interests of TTC to PBF LLC immediately prior to the contribution by PBF LLC to the Partnership. The closing of the Contribution Agreement is subject to customary representations and warranties, indemnification obligations, covenants and closing conditions of the parties. In addition, in connection with the closing, the parties and certain of their affiliates will, among other things, enter into (i) a storage and terminaling services agreement that will provide for storage based on shell capacity availability at the tank farm and a minimum throughput commitment of 4,400 barrels per day at the propane storage, and loading facility and have an initial term of ten years; (ii) an assignment and amendment of the Partnership's existing Amended and Restated Toledo Truck Unloading and Terminaling Agreement with PBF Holding, pursuant to which the Partnership will assign its rights and obligations thereunder to TTC; and (iii) amendments to the Partnership’s existing Amended and Restated Omnibus Agreement and Amended and Restated Operation and Management Services and Secondment Agreement. The closing of the transactions contemplated by the Contribution Agreement is expected to occur on or about December 12, 2014.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The Contribution Agreement contains representations and warranties that the parties to the Contribution Agreement made solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in disclosure schedules that the parties exchanged in connection with signing the Contribution Agreement. In addition, these representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and (iii) were made only as of the date of the Contribution Agreement or as of such other date or dates as may be specified in the Contribution Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Contribution Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Investors are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances at this time or any other time.

Item 7.01.    Regulation FD Disclosure

On December 2, 2014, PBF Energy issued a press release announcing that it entered into the Contribution Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and will not be incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements

Statements contained in Exhibit 99.1 to this report reflecting the Company’s or its management’s expectations or predictions relating to future plans, results, performance, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the Company’s control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed in the

Company’s filings with the U.S. Securities and Exchange Commission. All forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.
10.1 Contribution Agreement dated as of December 2, 2014 by and between PBF Energy Company LLC and PBF Logistics LP
99.1 Press release dated December 2, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2014

PBF Energy Inc.
(Registrant)

By:	/s/ Jeffrey Dill
Name:	Jeffrey Dill
Title:	Senior Vice President, General Counsel

Dated: December 2, 2014

PBF Holding Company LLC
(Registrant)

By:	/s/ Jeffrey Dill
Name:	Jeffrey Dill
Title:	Senior Vice President, General Counsel

Exhibit Index

Exhibit No.	Description

10.1	Contribution Agreement dated as of December 2, 2014 by and between PBF Energy Company LLC and PBF Logistics LP
99.1	Press release dated December 2, 2014